Contingent Liabilities (Details) - USD ($) $ in Millions	12 Months Ended
	Dec. 31, 2016	Dec. 31, 2015	Dec. 31, 2014
Commitments and Contingencies Disclosure [Abstract]
Operating Leases Future Minimum Payments Due	$ 2,094
Operating Leases Future Minimum Payments Due Current	462
Operating Leases Future Minimum Payments Due In Two Years	354
Operating Leases Future Minimum Payments Due In Three Years	286
Operating Leases Future Minimum Payments Due In Four Years	209
Operating Leases Future Minimum Payments Due In Five Years	145
Operating Leases Future Minimum Payments Due Thereafter	638
Rent Expense	386	$ 386	$ 434
Accrual For Environmental Loss Contingencies	$ 829	$ 837
German Tax Office Against Otis [Member]
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	8/3/2012
Loss Contingency Allegations	As previously disclosed, UTC has been involved in administrative review proceedings with the German Tax Office, which concern approximately €215 million (approximately $225 million) of tax benefits that we have claimed related to a 1998 reorganization of the corporate structure of Otis operations in Germany. Upon audit, these tax benefits were disallowed by the German Tax Office. UTC estimates interest associated with the aforementioned tax benefits is an additional approximately €118 million (approximately $123 million). On August 3, 2012, we filed suit in the local German Tax Court (Berlin-Brandenburg). In March 2016, the local German Tax Court dismissed our suit, and we have appealed this decision to the German Federal Tax Court (FTC).
Loss Contingency Damages Sought	€215 million (approximately $225 million)
Loss Contingency Actions Taken By Defendant	In 2015, UTC made tax and interest payments to German tax authorities of €275 million (approximately $300 million) in order to avoid additional interest accruals pending final resolution of this matter. In the meantime, we continue vigorously to litigate this matter.
Loss Contingency, Interest	€118 million (approximately $123 million)
Loss Contingency, Interest Paid	€275 million (approximately $300 million)
U.S. Defense Contract Management Claim against Pratt & Whitney
Loss Contingencies [Line Items]
Loss Contingency Lawsuit Filing Date	December 24, 2013
Loss Contingency Allegations	As previously disclosed, in December 2013, a Divisional Administrative Contracting Officer of the United States Defense Contract Management Agency asserted a claim against Pratt & Whitney to recover overpayments of approximately $177 million plus interest (approximately $63 million through December 31, 2016). The claim is based on Pratt & Whitney's alleged noncompliance with cost accounting standards from January 1, 2005 to December 31, 2012, due to its method of determining the cost of collaborator parts used in the calculation of material overhead costs for government contracts.
Loss Contingency Damages Sought	$177 million
Loss Contingency Actions Taken By Defendant	On March 18, 2014, Pratt & Whitney filed an appeal to the Armed Services Board of Contract Appeals. Pratt & Whitney’s appeal is still pending and we continue to believe the government’s claim is without merit.
Loss Contingency, Interest	$63 million
Asbestos Matter [Member]
Loss Contingencies [Line Items]
Loss Contingency Allegations	As previously disclosed, like many other industrial companies, we and our subsidiaries have been named as defendants in lawsuits alleging personal injury as a result of exposure to asbestos integrated into certain of our products or business premises. While we have never manufactured asbestos and no longer incorporate it in any currently-manufactured products, certain of our historical products, like those of many other manufacturers, have contained components incorporating asbestos. A substantial majority of these asbestos-related claims have been dismissed without payment or were covered in full or in part by insurance or other forms of indemnity. Additional cases were litigated and settled without any insurance reimbursement. The amounts involved in asbestos related claims were not material individually or in the aggregate in any year.
Loss Contingency, Management's Assessment and Process	Our estimated total liability to resolve all pending and unasserted potential future asbestos claims through 2059 is $374.3 million and is principally recorded in Other long-term liabilities on our Consolidated Balance Sheet as of December 31, 2016. This amount is on a pre-tax basis, not discounted, and excludes the Company’s legal fees to defend the asbestos claims (which will continue to be expensed by the Company as they are incurred). In addition, the Company has an insurance recovery receivable for probable asbestos related recoveries of approximately $123.7 million, which is included primarily in Other assets on our Consolidated Balance Sheet as of December 31, 2016. The amounts recorded by UTC for asbestos-related liabilities and insurance recoveries are based on currently available information and assumptions that we believe are reasonable. Our actual liabilities or insurance recoveries could be higher or lower than those recorded if actual results vary significantly from the assumptions. Key variables in these assumptions include the number and type of new claims to be filed each year, the outcomes or resolution of such claims, the average cost of resolution of each new claim, the amount of insurance available, allocation methodologies, the contractual terms with each insurer with whom we have reached settlements, the resolution of coverage issues with other excess insurance carriers with whom we have not yet achieved settlements, and the solvency risk with respect to our insurance carriers. Other factors that may affect our future liability include uncertainties surrounding the litigation process from jurisdiction to jurisdiction and from case to case, legal rulings that may be made by state and federal courts, and the passage of state or federal legislation. At the end of each year, the Company will evaluate all of these factors and, with input from an outside actuarial expert, make any necessary adjustments to both our estimated asbestos liabilities and insurance recoveries.
Loss Contingency, Estimate of Possible Loss	$ 374
Loss Contingency, Receivable	$ 124